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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): July 16, 1998

                                   VANS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            0-19402                               33-0272893
    (Commission File Number)        (I.R.S. Employer Identification No.)

           15700 Shoemaker Avenue, Santa Fe Springs, California 90670
               (Address of Principal Executive Offices) (Zip Code)

                                 (562) 565-8267
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

        On July 16, 1998, the Registrant announced that it had executed an Agreement and Plan of Merger pursuant to which Switch Manufacturing, a California corporation ("Switch"), would merge with and into a wholly-owned subsidiary of the Registrant (the "Merger"). The closing of the transaction occurred on July 21, 1998 and the Merger was consummated on July 22, 1998. The Merger consideration to be paid by the Registrant to holders of the capital stock of Switch will be (i) 133,333 shares of the Registrant's Common Stock,
(ii) $2,000,000 principal amount of non-interest bearing promissory notes due and payable on July 20, 2001, and (iii) $12,000,000 principal amount of non-interest bearing promissory notes, subject to adjustment, due and payable on July 20, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

        2.1 Agreement and Plan of Merger, dated July 10, 1998, by and between the Registrant and Switch

        2.1.1   Form of Initial Note

        2.1.2   Form of Senior Earn-Out Note

        2.1.3   Form of Subordinated Earn-Out Note

        99.1    News Release of the Registrant, dated July 16, 1998


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   VANS, INC.
                                   (Registrant)

Date:  July 24, 1998               By  /s/ Craig E. Gosselin
                                       ---------------------
                                       Craig E. Gosselin
                                       Vice President and General Counsel


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                                  EXHIBIT INDEX


Exhibit                                                                         Page No.
-------                                                                         --------
2.1     Agreement and Plan of Merger, dated July 10, 1998, by and between the
        Registrant and Switch

2.1.1   Form of Initial Note

2.1.2   Form of Senior Earn-Out Note

2.1.3   Form of Subordinated Earn-Out Note

99.1    News Release of the Registrant, dated July 16, 1998


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